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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  July 25, 1996



                           BANK OF BOSTON CORPORATION
             (Exact name of registrant as specified in its charter)



Massachusetts                        1-6522              04-2471221
(State or other jurisdiction         (Commission         (IRS Employer
  of incorporation)                  File Number)        Identification No.)



100 Federal Street, Boston, Massachusetts                  02110
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:  (617) 434-2200



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Item 2.  Acquisition or Disposition of Assets.
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    On July 29, 1996, Boston Merger Corp., a wholly owned subsidiary of Bank of
Boston Corporation ("Bank of Boston"), was merged (the "Merger") with and into BayBanks, Inc. ("BayBanks"), and BayBanks became a subsidiary of Bank of Boston. In connection with the Merger, each outstanding share of BayBanks common stock, par value $2.00 per share ("BayBanks Common Stock"), except for shares (i) held by BayBanks as treasury stock, (ii) held directly or indirectly by Bank of Boston, BayBanks or any of their respective subsidiaries (other than shares held directly or indirectly in trust accounts, managed accounts and the like or otherwise held in a fiduciary capacity that were beneficially owned by third parties or in respect of a debt previously contracted) or (iii) shares held by dissenting stockholders who had duly perfected their rights of appraisal, was converted into 2.2 shares of the common stock of Bank of Boston, par value $1.50 per share ("Bank of Boston Common Stock"). Approximately 43.6 million shares of Bank of Boston Common Stock were issued as consideration for the 19.8 million shares of BayBanks Common Stock outstanding immediately prior to the effective time of the Merger. The terms of the Merger, including the exchange ratio, were the result of arms' length negotiations between BayBanks and Bank of Boston. In reaching the determination of these terms, the Boards of Directors of BayBanks and Bank of Boston consulted with their respective management and legal and financial advisors, and considered a number of factors including, without limitation, the financial condition, businesses and prospects of BayBanks and Bank of Boston; the financial prospects of the combined company; and the opinions of their respective financial advisors as to the fairness of the exchange ratio.

Item 5.  Other Events.
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    On July 25, 1996, the Board of Directors of Bank of Boston elected Henrique de Campos Meirelles as Bank of Boston's President and Chief Operating Officer and a member of its Board of Directors. The press release announcing this action, a copy of which is filed as an exhibit hereto, is incorporated herein by reference. Mr. Meirelles, who will be responsible for all of Bank of Boston's major businesses, will report to Charles K. Gifford, Bank of Boston's Chief Executive Officer. In addition, immediately following the effective time of the Merger, William M. Crozier, Jr., who had previously served as Chairman of the Board and President of BayBanks, became Chairman of the Board of Bank of Boston.

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Item 7.  Financial Statements and Exhibits.
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(a)  Financial Statements of Businesses Acquired

     The financial statement information required by this Item was incorporated by reference in Bank of Boston's Proxy Statement dated March 18, 1996 (the "Proxy Statement"), as updated by Exhibits 23 and 99(b) to Bank of Boston's Current Report on Form 8-K dated May 16, 1996 (the "Form 8-K"), each as previously filed by Bank of Boston under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(b)  Pro Forma Financial Information

     The pro forma financial information required by this Item was included in the Proxy Statement, as updated by Exhibit 99(a) to the Form 8-K, each as previously filed by Bank of Boston under the Exchange Act.

(c)  Exhibits

     2(a) Agreement and Plan of Merger, dated as of December 12, 1995, by and between Bank of Boston, BayBanks and Boston Merger Corp. (the "Merger Agreement"), incorporated herein by reference to Exhibit A to the Proxy Statement (File No. 1-6522).

     2(b)  Amendment, dated as of July 25, 1996, to the Merger Agreement.

     2(c) Stock Option Agreements, dated as of December 12, 1995, by and between Bank of Boston and BayBanks, incorporated herein by reference to Exhibits B and C to the Proxy Statement (File No. 1-6522).

     4(a) Rights Agreement, dated as of June 28, 1990, between Bank of Boston and The First National Bank of Boston, as Rights Agent (the "Rights Agreement"), and the description of the Rights, incorporated herein by reference to Bank of Boston's Registration Statement on Form 8-A relating to the Rights and to Exhibit 1 of such registration statement (File No. 1-6522).

     4(b) Amendment, dated December 12, 1995, to the Rights Agreement, incorporated herein by reference to Exhibit 4(g) to Bank of Boston's Annual Report on Form 10-K for the year ended December 31, 1995 (File No. 1-6522).

     99    Bank of Boston's Press Release dated July 25, 1996.

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                                   SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BANK OF BOSTON CORPORATION



Dated:  August 5, 1996                  /s/ ROBERT T. JEFFERSON
                                        --------------------------
                                        Robert T. Jefferson
                                        Comptroller

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